                                                                    Exhibit 3.29

                            CERTIFICATE OF FORMATION

                                       OF

                          ANR COAL - WEST VIRGINIA, LLC

      This Certificate of Formation dated December 4, 1997, has been duly executed and is filed pursuant to section 18-201 of the Delaware Limited Liability Company Act (the "Act") to form a limited liability company (the "Company") under the Act.

      1.    Name. The name of the Company is ANR COAL - WEST VIRGINIA, LLC.

      2. Registered Office: Registered Agent: The address of the registered office required to be maintained by section 18-104 of the Act is:

                            Corporation Trust Center
                            1209 Orange Street
                            Wilmington, Delaware 19801

The name and address of the registered agent for service of process required to be maintained by section 18-104 of the Act are:

                            The Corporation Trust Company
                            Corporation Trust Center
                            1209 Orange Street
                            Wilmington, Delaware 19801

                  EXECUTED as of the date first written above.

                                             /s/ Austin M. O'Toole
                                             Name: Austin M. O'Toole
                                             Authorized Person

    STATE OF DELAWARE
   SECRETARY OF STATE
DIVISION OF CORPORATIONS
FILED 08:30 AM 12/11/1997
   971423808 - 2828551

                                                           STATE OF DELAWARE
                                                           SECRETARY OF STATE
                                                        DIVISION OF CORPORATIONS
                                                       FILED 03:30 PM 07/21/1998
                                                          981283505 - 2828551

                            CERTIFICATE OF AMENDMENT

                                       TO

                            CERTIFICATE OF FORMATION

                                       OF

                          ANR COAL - WEST VIRGINIA, LLC

      ANR Coal - West Virginia, LLC, a limited liability company organized under the Delaware Limited Liability Company Act (the "Act"), for the purpose of amending its Certificate of Formation pursuant to Section 18-202 of the Act, hereby certifies that Paragraph 1 of the Certificate of Formation is amended to read in its entirely as follows:

      "1. The name of the Company is Coastal Coal - West Virginia, LLC."

      IN WITNESS WHEREOF, this Certificate of Amendment has been duly executed by an authorized person as of the 20th day of July, 1998.

                                                  ANR Coal - West Virginia, LLC

                                                  By: /s/ Austin O'Toole
                                                      ---------------------
                                                      Austin M. O'Toole
                                                      Senior Vice President
                                                      and Secretary

                                                          STATE OF DELAWARE
                                                         SECRETARY OF STATE
                                                      DIVISION OF CORPORATIONS
                                                      FILED 11:30 AM 02/13/2003
                                                         030095689 - 2828551

              CERTIFICATE OF AMENDMENT TO CERTIFICATE OF FORMATION

                                       OF

                        COASTAL COAL - WEST VIRGINIA, LLC

      It is hereby certified that:

      1. The name of the limited liability company (hereinafter called the "limited liability company") is Coastal Coal - West Virginia, LLC.

      2. The certificate of formation of the limited liability company is hereby amended by striking out Paragraph 1 thereof and by substituting in lieu of said Paragraph 1 the following new Paragraph 1:

      "1. The name of the Company is Brooks Run Mining Company, LLC."

Executed on February 12, 2003

                                             /s/ Sam Kitts
                                             Sam Kitts, President and Manager

STATE OF WEST VIRGINIA, County of Preston, to-wit:

         I, NANCY RECKART, Clerk of the County Commission of said county, do hereby certify that the foregoing writing was this day produced to me in my said office, and was duly admitted to record therein.

         Given under my hand this 10th day of March, 2003, at 14:32,

                                    NANCY RECKART, Clerk
                                    By /s/ Patricia Wiles , Deputy
                                       ------------------

                                                        STATE OF DELAWARE
                                                        SECRETARY OF STATE
                                                     DIVISION OF CORPORATIONS
                                                  DELIVERED 01:55 PM 07/11/2003
                                                    FILED 11:30 AM 07/11/2003
                                                   SKV 030456299 - 2828551 FILE

            Certificate of Amendment to Certificate of Incorporation

                                       of
                         BROOKS RUN MINING COMPANY, LLC

            It is hereby certified that:

      1. The name of the limited liability company (hereinafter called the "limited liability company") is

                         BROOKS RUN MINING COMPANY, LLC

      2. The certificate of formation of the limited liability company is hereby amended by striking out the statement relating to the limited liability company's registered agent and registered office and by substituting in lieu thereof the following new statement:

            "The address of the registered office and the name and the address of the registered agent of the limited liability company required to be maintained by Section 18-104 of the Delaware Limited Liability Company Act are Corporation Service Company, 2711 Centerville Road, Suite 400. Wilmington, DE 19808."

Date: June 25, 2003

                                                 Name: /s/ Samuel R. Kitts
                                                       -----------------------
                                                        Samuel R. Kitts
                                                 Title: President & Manager